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                                                                  EXHIBIT 10M


                     ALLIANCE AND JOINT MARKETING AGREEMENT

     This Alliance and Joint Marketing Agreement ("Agreement"), between MCI Telecommunications Corporation ("MCI"), a Delaware Corporation, with offices at 2100 Reston Parkway, Reston VA 22091, and Information Resource Engineering Incorporated ("IRE"), a Delaware Corporation with offices at 8029 Corporate Drive, Baltimore, MD 21236, is made and effective on the date of the second signature affixed hereto.

                                   WITNESSETH:

     WHEREAS, MCI and IRE desire to establish terms to govern a cooperative program ("Program") under which MCI and IRE may jointly market certain MCI and IRE products and services to third parties ("Customer(s)").

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and commitments set forth below the parties agree as follows:

1.   Programs, Products and Services

     (a) Attachment A will govern sales activity under the Program. Attachment A identifies the IRE products or services that are included initially in the Program. MCI and IRE may by joint agreement modify the pricing discounts or the list of its products or services included in the Program. For IRE products sold under the Program, IRE will provide its products and services to all qualified Customers (as defined in Attachment A) at the pricing discounts identified therein.

     (b) Attachment B identifies the MCI services that are included initially in the Program. For MCI services sold under the Program MCI will offer the price discounts identified in Attachment B.

     (c) Attachment C establishes terms and conditions applicable to the IRE products previously purchased by MCI, but which IRE may repurchase pursuant to this Agreement.

     (d) The parties agree to promote, market, and advertise the existence and use of this IRE/MCI joint selling alliance to their respective sales forces. The parties also agree to promptly enter into good faith negotiations for completion of a contract governing IRE's provision of key management services through its SafeNet Security Center. For the term of this Agreement, MCI agrees to use its reasonable efforts to maintain an impartial position when prospects for services offered by MCI through the Alliance Program express no preference for services offered by a particular alliance partner.



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2.   Customer Relationships

     Post-sale Customers, unless otherwise agreed on an individual case basis, will have a direct relationship with MCI and IRE, for their respective services and goods.

3.   Order Entry

     Unless otherwise agreed by the parties:

     (a) MCI will provide order entry capability for MCI services offered in the Program; and

     (b) IRE will provide order entry capability for the IRE products and services offered in the Program.

4.   MCI Products and Services Standards

     MCI will provide MCI services, and act as the Agent for foreign PTT services under the Program in accordance with its then-effective international agreements, unless otherwise agreed with a Customer.

5.   IRE Products and Service Standards

     IRE will make its products available to Customers under the Program in accordance with Attachment A unless otherwise agreed with the Customer or MCI. IRE shall be exclusively responsible for establishing all terms and conditions, consistent with this Agreement, applicable to the sale of its products or services to Customers, including but not limited to all applicable warranty, maintenance, support, service and return policy requirements associated therewith. MCI shall not be considered a party to this vendor/vendee relationship, and all obligations arising out of the sale of IRE's products and services to Customers shall be satisfied solely and exclusively by IRE. IRE agrees and warrants that all products and services under this Program will comply with any and all applicable laws and regulations of all applicable jurisdictions.

6.   Program Management

     The parties will each appoint a Program Manager. The Program Managers will meet regularly during initial implementation of the Program. After initial implementation, the Program Managers will meet quarterly to update forecasts, improve Program management, and review strategy and Program performance in accordance with Attachment A.



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7.   Training

     The parties will provide sales training at no charge for their respective management, support, sales, and engineering personnel. This training will be developed and reviewed jointly and may be modified from time to time by mutual agreement.

8.   Term and Termination

     This Agreement shall commence on the effective date and shall terminate on its third anniversary, unless earlier terminated as provided below or extended by mutual agreement. Either party may terminate this Agreement on thirty (30) day's written notice to the other party. Termination shall have the effect of terminating the parties' obligations to continue any joint marketing activity hereunder. Customer contracts for provision of products and services that are in effect prior to the date of this Agreement's termination will be unaffected by a termination. Prior to the effective date of this Agreement's expiration and pursuant to notice, the parties will in good faith attempt to negotiate an appropriate transition for any joint sales activities underway prior the termination. Neither party shall have any obligation or liability to the other or to any third party by reason of the rightful termination or expiration of this Agreement. Notwithstanding anything to the contrary in this Agreement, Section 1 of Attachment A, including but not limited to IRE's right to purchase product from MCI inventory, shall survive termination of this Agreement.

9.   Confidentiality

     The parties use and disclosure of proprietary information shall be subject to the terms of the Nondisclosure Agreement, executed by the parties and attached hereto as Attachment D. Information which is disclosed orally in a manner which makes it apparent that it is proprietary or confidential, shall be deemed to have been delivered in writing and labeled as proprietary or confidential. The terms of this provision shall survive termination of this Agreement.

10.  Trademarks

     Nothing in this Agreement shall be construed to grant either party any rights or license in or to the other party's trademarks, service marks, logos and other proprietary marks ("Trademarks") other than as set forth herein. Neither party shall use the name, trademarks, trade names or service marks of the other party in any advertisement, promotional statement, sales literature or any other form of publicity or marketing without the prior written approval of the other party. The terms of this provision shall survive termination of this Agreement. MCI hereby acknowledges that it retains no right in or to the SafeNet trademark.




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11.  Indemnification

     Subject to the limitations contained in Article 14, MCI shall indemnify, protect and save harmless IRE, its affiliates and subsidiaries from and against any and all loss, liability, damage and expense, including reasonable attorneys' fees arising out of and to the extent any third party demand, claim, or suit for personal injury, including death, or damage to tangible property arising or related to the MCI's negligent acts or omissions in performing its obligations under this agreement. IRE shall give MCI prompt notice of any such claim and MCI shall have the sole authority to defend or settle any and all claims arising under this section. MCI shall not be liable for any settlements or compromises unless MCI has approved such settlements or compromises in advance or the defense of the claims has been tendered to MCI and it failed to promptly undertake the defense.

     Subject to the limitations contained in Article 14, IRE shall indemnify, protect and save harmless MCI, its affiliates and subsidiaries from and against any and all loss, liability, damage and expense, including reasonable attorney's fees arising out of and to the extent any third party demand, claim, or suit for personal injury, including death, or damage to tangible property arising or related solely to IRE's negligent acts or omissions in performing its obligations under this agreement. MCI shall give IRE prompt notice of any such claim and IRE shall have the sole authority to defend or settle any and all claims arising under this section. IRE shall not be liable for any settlements or compromises unless IRE has approved such settlements or compromises in advance or the defense of the claims has been tendered to IRE and it failed to promptly undertake the defense.

12.  Relationship of the Parties

     This Agreement is not intended to be, nor shall it be construed as, a joint venture, association, partnership, franchise or other form of business relationship. Neither party shall have nor hold itself out as having any right or power or authority to assume, create, or incur any expense, liability or obligation, expressed or implied, on behalf of the other party, except as expressly provided herein. Nothing in this Agreement shall prevent either MCI or IRE from entering into another agreement with a third party or any other joint marketing programs with a third party. Except as expressly agreed, each party shall bear its own costs and expenses incurred under or in conjunction with its performance of obligation contained in this Agreement.

13.  Notices

     All notices, demands or consents required or permitted hereunder shall be in writing and shall be delivered, sent by facsimile (with confirmation copy by mail) or telex, or mailed to the respective party's at the addresses first set forth in the first paragraph of this Agreement or at such other address as shall have been given to the other



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     party in writing for the purposes of this clause. Such notices and other communications shall be deemed effective upon the earliest to occur of (i) actual delivery, (ii) five (5) days after mailing, addressed and postage prepaid, returned receipt requested, as aforesaid, or (iii) one (1) business day after transmission by telex, telegram or facsimile where receipt has been confirmed by the same type of transmission or in writing received by the sender.


     If to MCI:     ATTN: Howard Hempenius

                    CC:  MCI General Counsel
                         1133 19th Street NW
                         Washington, DC 20036


     If to IRE:     ATTN: Jill Leukhardt

                    CC:  Bruce Thaw
                         IRE General Counsel
                         45 Banfi Plaza
                         Farmingdale, N.Y. 11735

14.  Limitation on Liability

     Neither party shall be liable to the other for indirect, incidental, consequential, reliance, exemplary or special damages, including without limitation lost profits, regardless of the form of action. Terms of this provision shall survive termination of this Agreement.

15.  Arbitration

     Any dispute or disagreement arising between the parties in connection with this Agreement, which is not settled to the mutual satisfaction of the parties within thirty (30) days (or such longer period as may be mutually agreed upon) from the date that either party informs the other in writing that such dispute or disagreement exists, shall be settled by arbitration in accordance with the J.A.M.S./ENDISPUTE Arbitration Rules and Procedures, as amended by this Agreement. The cost of the arbitration, including the fees and expenses of the arbitrator(s), will be shared equally by the parties unless the award otherwise provides. Each party shall bear the cost of preparing and presenting its case. The parties agree that this provision and the arbitrator's authority to grant relief shall be subject to the United States Arbitration Act, 9 U.S.C. 1-16 et seq. ("USAA"), the provisions of this Agreement, and the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes. The parties agree that the arbitrator(s) shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, and in no event shall the



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     arbitrator(s) have the authority to make any award that provides for punitive or exemplary damages. The decision of the arbitrator(s) shall follow the plain meaning of the relevant documents, and shall be final and binding upon the parties. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings shall be governed by the USAA.

16.  Assignment

     Neither this Agreement nor any of the rights or obligations hereunder may be assigned, delegated, sublicensed or otherwise transferred by either party without the written consent of the other party except either party may at its sole discretion assign, delegate or subcontract performance of its obligations under this agreement to any other division, subsidiary, affiliate or successor entity of said party; notwithstanding any such assignment, the assigning party shall continue to be responsible for performance of this Agreement in accordance with the terms of this Agreement unless its responsibility is expressly excused by the other party.

17.  Applicable Laws

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its choice of law principles.

18.  Publicity

     The parties agree to release the press announcement attached hereto as Attachment E upon execution by both parties of this Agreement. The parties agree that no other news releases, media statements, or other public announcements concerning the existence of this Agreement or any of its terms and conditions or performance obligations of the parties shall be made without the prior written approval of the other party. Such written approval, whenever granted, shall expire six months after the date on which approval was granted, and shall be extended beyond six months only by express agreement between the Parties.

19.  Effect on Prior Agreement

     The Parties hereby immediately terminate the Purchase and Maintenance Agreement ("PM Agreement") between MCI and IRE dated September 22, 1995, including its Minimum Initial Order provisions (Section VI and Schedule C). The Parties further agree to release each other from and against all actions, causes of action, claims, suits, debts, damages judgments, and demands whatsoever, whether matured or unmatured, whether at law or in equity, whether before a local, state or federal court or state or federal administrative agency or commission, whether now known or unknown, that each party now has or may have had, on behalf of it or any other person or entity, at any time prior to and including the date of this Agreement or



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     hereafter can, shall, or may have or claim to have, arising out of or relating to termination of the PM Agreement and its Minimum Initial Order provisions. Attachment C of this Agreement establishes terms and conditions applicable to the IRE products purchased by MCI pursuant to the PM Agreement.

20.  Miscellaneous

     (a) No modification, amendment, supplement to, or waiver of the Agreement or any of its provisions shall be binding upon the parties hereto unless made in writing and duly signed by an authorized representative of the party against whom enforcement thereof is sought. A failure or delay of either party to this Agreement to enforce any of the provisions thereof, to exercise any option which is herein provided, or to require performance of any provision hereof shall in no way be construed to be a waiver of such provisions.

     (b) If any provision of this Agreement shall be declared invalid, illegal, or unenforceable as a matter of law, then that provision shall be deemed void and of no effect and the remainder of the Agreement shall survive such event.

     (c) The terms and conditions of any and all attachments thereto as amended from time to time by mutual written agreement of the parties or in accordance with the terms of this Agreement, are incorporated herein by reference and shall constitute part of this agreement as if fully set forth herein. This Agreement shall be construed or interpreted whenever possible to avoid conflict between the articles hereof and the Attachments hereto, provided that if such conflict shall arise, the Articles of this Agreement shall control.

     (d) The headings in this Agreement are for the purpose of reference only and shall not in any way limit or otherwise affect the meaning or interpretation of any of the terms hereof.

     (e) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     (f) IRE agrees to indemnify and to save MCI, its officers, agents, employees, customers, suppliers, and vendors harmless from any and all losses, expense, damage, liability, claims or demands either at law or equity of actual or alleged infringement of any patent, invention, design, trade secret, trademark or copyright arising from the purchase, use or offering for sale of products and services provided by IRE under this Program, except where such infringement or alleged infringement arises by reason of designs for such materials or articles originally furnished to IRE by MCI.

     (g) IRE shall adhere to U.S. government regulations and requirements for any exports of cryptographic hardware, software, or services made pursuant to this



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     Agreement.  All international or export shipments of IRE's products and services shall be the responsibility of and controlled by IRE.

21.  Entirety of Agreement

     This Agreement, together with its Attachments, constitutes the entire Agreement and supersedes all previous agreements, promises, representations, understandings, and negotiations between the parties, whether written or oral, with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.



     IRE CORPORATION          MCI TELECOMMUNICATIONS CORPORATION

     /s/ AA CAPUTO            /s/ JOHN C. SCARBOROUGH
     ---------------------    -----------------------
     Signature                Signature

     A A Caputo               John C. Scarborough
     ---------------------    -----------------------
     Printed or Typed Name    Printed or Typed Name

     Chairman                 Director
     ---------------------    -----------------------
     Title                    Title

        12/16/96                 11-13-96
     ---------------------    -----------------------
     Date                     Date



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                           IRE-MCI SERVICES AGREEMENT

This Services Agreement ("Agreement"), between MCI Telecommunications Corporation ("MCI"), a Delaware Corporation, with offices at 2100 Reston Parkway, Reston VA 22091, and Information Resource Engineering Incorporated ("IRE"), a Delaware Corporation with offices at 8029 Corporate Drive, Baltimore, MD 21236, is made for the purpose of MCI and its affiliates reselling IRE services to MCI's Customers and shall be effective on the date of the second signature affixed.

In consideration of the mutual promises and commitments set forth below the parties agree as follows:

1.   IRE Services

1.1 IRE will provide services in accordance with Attachment A at the prices listed in Attachment B. IRE represents and warrants that services provided hereunder will meet generally accepted industry standards for information security and key management services and will be performed in a prompt and professional manner. There are no warranties, expressed or implied, of merchantability, fitness or otherwise, which extend beyond the face of this Agreement.

     IRE will notify MCI if an upgrade is necessary to maintain or improve the security and/or functionality of the services provided by IRE hereunder.

1.2 System availability for session key generation, recording and tracking as well as availability for trouble shooting shall be no less than 97%, as calculated according to Section 2.1.1 of Attachment A.

1.3 Questions and support requests relating to the IRE Services may be made by either MCI or MCI's Customers. IRE shall be solely responsible for responding to, and will use its best efforts to resolve, MCI Customer technical problems and complaints related to or arising from the IRE services provided hereunder, and in doing so shall comply with the Trouble-Handling Procedures and Response Times listed in Section 6 Attachment A.

1.4 IRE shall provide a minimum of two back up security centers to the primary Security Center. One security center will be collocated with the primary security center at IRE headquarters in Baltimore, Maryland and the other shall be located in Boston, Massachusetts or some other location more than 500 miles from Baltimore. To respond to emergencies, IRE shall maintain replacement hardware stored in the same building as the Security Center.



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2.   Order Entry and Billing

     Orders for IRE services offered hereunder may be placed by either MCI or by MCI Customers.

     The prices listed in Attachment B shall only apply to services provided to Mellon/Dreyfus, and shall apply for the first year of this Agreement. In the second year, and each subsequent year, IRE may increase these prices by no more than 15%. IRE shall notify MCI of any price increase 60 days before the price increase becomes effective.

     No later than the tenth day of each month, IRE shall provide MCI in a mutually agreed format the number of session keys used by MCI Customers in the previous month, the number of MCI Customer users during the previous month, and other services received by MCI Customers. MCI shall pay IRE invoices for services within 45 days, provided that if an MCI Customer disputes a bill based on information provided by IRE to MCI, MCI shall have the right to audit IRE's records for the purpose of resolving such dispute and may withhold payment to IRE of the disputed amount until the dispute is resolved between the customer and MCI. Upon MCI's request, IRE shall provide backup documentation for any billing information provided to MCI and shall cooperate at IRE's own expense in the resolution of any dispute between MCI and a Customer in which billing information provided by IRE is at issue.

3.   Notices

     All notices, demands or consents required or permitted hereunder shall be in writing and shall be delivered, sent by facsimile (with confirmation copy by mail) or telex, or mailed to the respective party's at the addresses first set forth in the first paragraph of this Agreement or at such other address as shall have been given to the other party in writing for the purposes of this clause. Such notices and other communications shall be deemed effective upon the earliest to occur of (i) actual delivery, (ii) five (5) days after mailing, addressed and postage prepaid, returned receipt requested, as aforesaid, or (iii) one (1) business day after transmission by telex, telegram or facsimile where receipt has been confirmed by the same type of transmission or in writing received by the sender.

     If to MCI:     ATTN:     Howard Hempenius
                              MCI Telecommunications Corporation
                              2100 Reston Parkway, 6th Floor
                              Reston, VA 20191

                    CC:       MCI General Counsel
                              1133 19th Street NW



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                              Washington, DC 20036

         If to IRE:     ATTN: Jill Leukhardt
                              Information Resources Engineering, Inc
                              8029 Corporate Drive
                              Baltimore, MD 21236

                         CC:  Bruce Thaw
                              IRE General Counsel
                              45 Banfi Plaza
                              Farmingdale, N.Y. 11735

4.   Relationship of the Parties

     This Agreement is not intended to be, nor shall it be construed as, a joint venture, association, partnership, franchise or other form of business relationship. Neither party shall have nor hold itself out as having any right or power or authority to assume, create, or incur any expense, liability or obligation, expressed or implied, on behalf of the other party, except as expressly provided herein. Nothing in this Agreement shall prevent either MCI or IRE from entering into another agreement with a third party.

5.   Confidentiality

     Each party's use and disclosure of the other party's proprietary information shall be subject to the terms of the Nondisclosure Agreement, executed by the parties and attached hereto as Attachment C. Information which is disclosed orally in a manner which makes it apparent that it is proprietary or confidential, shall be deemed to have been delivered in writing and labeled as proprietary or confidential. The terms of this provision shall survive termination of this Agreement.

6.   Trademarks

     Nothing in this Agreement shall be construed to grant either party any rights or license in or to the other party's trademarks, service marks, logos and other proprietary marks ("Trademarks"). Neither party shall use the name, trademarks, trade names or service marks of the other party in any advertisement, promotional statement, sales literature or any other form of publicity or marketing without the prior written approval of the other party. The terms of this provision shall survive termination of this Agreement.

7.   Publicity



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     The parties agree that no news releases, media statements, or other public announcements concerning the existence of this Agreement or any of its terms, conditions, or performance obligations shall be made without the prior written approval of the other party. Such written approval, whenever granted, shall expire six months after the date on which approval was granted, and shall be extended beyond six months only by express agreement between the Parties.

8.   Limitation on Liability

     Neither party shall be liable to the other for indirect, incidental, consequential, reliance, exemplary or special damages, including without limitation lost profits, regardless of the form of action. Terms of this provision shall survive termination of this Agreement.

9.   Applicable Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its choice of law principles.

10.  Arbitration

     Any dispute or disagreement arising between the parties in connection with this Agreement, which is not settled to the mutual satisfaction of the parties within thirty (30) days (or such longer period as may be mutually agreed upon) from the date that either party informs the other in writing that such dispute or disagreement exists, shall be settled by arbitration in accordance with the J.A.M.S./ENDISPUTE Arbitration Rules and Procedures, as amended by this Agreement. The cost of the arbitration, including the fees and expenses of the arbitrator(s), will be shared equally by the parties unless the award otherwise provides. Each party shall bear the cost of preparing and presenting its case. The parties agree that this provisions and the arbitrator's authority to grant relief shall be subject to the United States Arbitration Act, 9 U.S.C. 1-16 et seq. ("USAA"), the provisions of this Agreement, and the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes. The parties agree that the arbitrator(s) shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, and in no event shall the arbitrator(s) have the authority to make any award that provides for punitive or exemplary damages. The decision of the arbitrator(s) shall follow the plain meaning of the relevant documents, and shall be final and binding upon the parties. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings shall be governed by the USAA.

11.  Assignment

     Neither this Agreement nor any of the rights or obligations hereunder may be assigned, delegated, sublicensed or otherwise transferred by either party without



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     the written consent of the other party except either party may at its sole discretion assign, delegate or subcontract performance of its obligations under this agreement to any other division, subsidiary, affiliate or successor entity of said party; notwithstanding any such assignment, the assigning party shall continue to be responsible for performance of this Agreement in accordance with the terms of this Agreement unless its responsibility is expressly excused by the other party. For purposes of this Agreement, the term "affiliate" means any person or entity directly or indirectly controlling, controlled by, or under common control with a Party.

12.  Term and Termination

     This Agreement shall commence on the effective date and shall terminate on its third anniversary, provided that either party may terminate this Agreement if the other party commits a material breach of its obligations hereunder and does not cure the material breach within thirty days of being notified thereof.

13.  Miscellaneous

13.1 No modification, amendment, supplement to, or waiver of the Agreement or any of its provisions shall be binding upon the parties hereto unless made in writing and duly signed by an authorized representative of the party against whom enforcement thereof is sought. A failure or delay of either party to this Agreement to enforce any of the provisions thereof, to exercise any option which is herein provided, or to require performance of any provision hereof shall in no way be construed to be a waiver of such provisions.

13.2 If any provision of this Agreement shall be declared invalid, illegal, or unenforceable as a matter of law, then that provision shall be deemed void and of no effect and the remainder of the Agreement shall survive such event.

13.3 The terms and conditions of any and all attachments thereto as amended from time to time by mutual written agreement of the parties or in accordance with the terms of this Agreement, are incorporated herein by reference and shall constitute part of this agreement as if fully set forth herein. This Agreement shall be construed or interpreted whenever possible to avoid conflict between the articles hereof and the Attachments hereto, provided that if such conflict shall arise, the Articles of this Agreement shall control.

13.4 The headings in this Agreement are for the purpose of reference only and shall not in any way limit or otherwise affect the meaning or interpretation of any of the terms hereof.



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13.5 This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

13.6 IRE agrees to indemnify and to save MCI, its affiliates, officers, agents, employees, customers, suppliers, and vendors harmless from any and all losses, expense, damage, liability, claims or demands either at law or equity of actual or alleged infringement of any patent, invention, design, trade secret, trademark, copyright or other third party right arising from the purchase, use or offering for sale of products or services provided by IRE under this Agreement. IRE shall indemnify and hold harmless MCI, its affiliates, directors, officers, employees, and customers from and against any loss, liability, damage, or expense (including reasonable attorney's fees) incurred as a result of any third party demand, claim, suit or allegation arising out of or relating to IRE's breach of its obligations under this Agreement, misrepresentations, negligence, gross negligence, or willful misconduct. MCI shall give IRE prompt notice of any such claim, and IRE shall have sole authority to defend or settle any claims or actions hereunder.

13.7 MCI shall indemnify and hold harmless IRE, its affiliates, directors, officers, employees, and customers from and against any loss, liability, damage, or expense (including reasonable attorney's fees) incurred as a result of any third party demand, claim, suit or allegation arising out of or relating to MCI's breach of its obligations under this Agreement or misrepresentations. IRE shall give MCI prompt notice of any such claim, and MCI shall have sole authority to defend or settle any claims or actions hereunder.

13.8 IRE shall adhere to U.S. government regulations and requirements for any exports of cryptographic hardware, software, or services made pursuant to this Agreement.

13.9 Force Majeure.

     Neither Party shall be liable for any delay in or failure to carry out this Agreement if such delay or failure is due to any cause beyond the reasonable control of the party affected, including but not limited to governmental orders, regulations or restrictions, strikes, riots, wars, military action, or civil disorders; provided that under no circumstances will this provision relieve or excuse IRE from its system availability commitment in Section 2.1.1 of Attachment A.

14.  Entirety of Agreement

     This Agreement, together with its Attachments, constitutes the entire Agreement between the parties and supersedes all previous agreements, promises, representations, understandings, and negotiations between the parties, whether written or oral, with respect to the subject matter hereof.



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



IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

IRE CORPORATION          MCI TELECOMMUNICATIONS
                         CORPORATION

/s/ JILL L. LEUKHARDT    /s/ VINTON G. CERF
----------------------   ---------------------
Signature                Signature

Jill L. Leukhardt        Vinton G. Cerf
----------------------   ---------------------
Printed or Typed Name    Printed or Typed Name

Senior Vice President    Sr VP
----------------------   ---------------------
Title                    Title

12/19/96                 12/17/96
----------------------   ---------------------
Date                     Date



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